UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 30, 2006
Date of Report (Date of earliest event reported)    _____________________________

BIO SOLUTIONS MANUFACTURING, INC.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

New York	001-32044	6-1576984
__________________________________	___________________________________________________	______________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1161 James Street, Hattiesburg, MS		39401
___________________________________________________________________________________		___________________________
(Address of principal executive offices)		(Zip Code)

  Registrant’s telephone number, including area code: (601) 582-4000

__________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Not applicable.

Item 1.02	Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03	Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 30, 2006, we completed our acquisition of 100% of the outstanding equity interest of Bio Extraction Services, Inc. (“BESI”) from Bio Solutions Franchise Corp. (“BSFC”). We issued 10,000,000 shares of our common stock, par value $0.0001 per share to BSFC as consideration for the transaction. This issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended. BSFC now owns approximately 35% of our issued and outstanding common stock. In addition, BSFC is the sole purchaser of our products who subsequently resells our products primarily to its franchisees. This transaction was completed pursuant to a Stock Purchase Agreement dated June 2, 2006 and originally disclosed in our Quarterly Report on Form 10-QSB for the period ended April 30, 2006.

BESI is now our wholly owned subsidiary. A brief description of BESI’s corporate history and business is set forth below.

BIO EXTRACTIONS SERVICES, INC.

BESI was incorporated in the State of New York December 7th, 2005 as a wholly owned subisdiary of BSFC. BESI is focused on providing environmentally sound technologies and solutions to meet the ever increasing demand to resolve pollution.

BESI has a provisional patent pending process to extract oil and grease from liquid environments. The Bio-Extractor™ can be installed in the grease traps or collection systems of food service facilities, as well as municipal lift stations and wastewater treatment plants to remove fats, oils, and grease (FOG). BESI has found the extracted FOG to be an excellent feedstock for conversion into bio diesel.

Food service facilities have historically cleaned their grease traps (interceptors) by having them pumped. The Bio-Extractor becomes an integral part of a new three part system to clean grease traps. The first part involves straining the effluent to get rid of solid food waste and inorganic materials such as plastic. The second part utilizes the Bio-Extractor to remove the FOG and the third part is bacteria treatments to bio remediate the remaining Total Suspended Solids (TSS), thereby reducing the Biochemical Oxygen Demand (BOD). Charging the food service facilities is a viable business by itself; utilizing the FOG to manufacture bio diesel significantly increases the profit potential.

Municipalities view the Bio- Extractor favorably since it prevents significantly more grease and solids from entering the municipal collection system than a conventional grease trap. Less waste entering the system results in fewer Sanitary System Overflows (SSOs), reduces the stress on pumps (increasing the life of equipment), and reduces organic loading and assists in preventing anaerobic conditions making the waste water treatment process easier at Sewerage Treatment Plants (STP).

In addition, to the BioExtractor, BESI also offers air filters, water filters and the ability to engineer small treatment systems.

Item 2.02	Results of Operations and Financial Condition.

Not applicable.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

Not applicable.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation
Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05	Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06	Material Impairments.

Not applicable.

Section 3	Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 2.01 above.

Item 3.03	Material Modification to Rights of Security Holders.

Not applicable
Section 4s	Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
Completed Interim Review.

Not applicable.

Section 5	Corporate Governance and Management

Item 5.01	Changes in Control of Registrant.

Not applicable.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

Not applicable.

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code
of Ethics.

Not applicable.

Section 6	[Reserved]

Not applicable.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure.

Not applicable.

Section 8	Other Events

Item 8.01	Other Events.

Not applicable.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

In accordance with Item 9(a)(4) of Form 8-K, if required we will file such financial statements by amendment as soon as possible, but not later than September 18, 2006.

(b)	Pro Forma Financial Information.

In accordance with Item 9(b)(2) of Form 8-K, if required we will file such financial statements by amendment as soon as possible, but not later than September18, 2006.

(c)	Exhibits.

Exhibit
Number	Description

10.1	Stock Purchase Agreement dated as of June 2, 2006 by and between Bio Solutions Manufacturing, Inc. and Bio Solutions Franchise Corp.*
______________________________________________________________________________
*Filed as an Exhibit to our Quarterly Report on Form 10-QSB for the period ended April 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO SOLUTIONS MANUFACTURING, INC.

(Registrant)
Date: July 13, 2006	By: /s/ David S. Bennett
David S. Bennett, President